per share amounts (Tables)	12 Months Ended
Dec. 31, 2025
per share amounts
Schedule of the reconciliations of the denominators of the basic and diluted per share computations

Years ended December 31 (millions)	2025	2024
Basic total weighted average number of Common Shares outstanding	1,531	1,488
Effect of dilutive securities – Restricted share units	4	5
Diluted total weighted average number of Common Shares outstanding	1,535	1,493